DATUM ONE SERIES TRUST

Phaeacian Accent International Value Fund

Phaeacian Global Value Fund

Supplement dated April 11, 2022

to the Prospectus and Statement of Additional Information dated July 29, 2021

The Board of Trustees (the “Board”) of Datum One Series Trust has approved the liquidation and termination of the Phaeacian Accent International Value Fund and the Phaeacian Global Value Fund (each a “Fund” together the “Funds”). The Board approved the liquidation pursuant to the provisions of the Trust’s Amended and Restated Declaration of Trust after making a determination that the continuation of each Fund is not in the best interest of such Fund or in the best interest of the Fund’s respective shareholders.

Effective April 12, 2022, shares of the Funds will no longer be available for purchase by new or existing investors. The liquidation of the Funds is scheduled to take place on or about May 26, 2022 (the “Liquidation Date”).

On or before the Liquidation Date, each Fund will seek to convert substantially all of its respective portfolio securities and other assets to cash or cash equivalents. Therefore, each Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, each Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of such Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund. At any time prior to the Liquidation Date shareholders may redeem their shares of a Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Funds’ Prospectus.

The Funds may each make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. For taxable shareholders, the automatic redemption on the Liquidation Date generally will be treated like other redemptions of shares generally, that is, as a sale by the shareholder that may result in a gain or loss to the shareholder for U.S. federal income tax purposes.

This Supplement and the Prospectus should be retained for future reference.